SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) July 23, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


         Pennsylvania                0-10822               25-1229323
(State of other jurisdiction (Commission File Number)    (IRS Employer
       of incorporation)                              Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
            On   July  18,  1997,  Biocontrol  Technology,   Inc.
(NASDAQ:BICO) announced that a 510(k) Notification has been submitted to the Food and Drug Administration (FDA) by
HemoCleanse,  Inc.,  which  works   in conjunction with BICO
subsidiary, IDT, Inc. The 510(k) requests market clearance for the ThermoChem HT System (ThermoChem) for use in Intraperitoneal Hyperthermic Chemotherapy (IPHC). The ThermoChem HT System was formerly known as the BioLogic-HTA, a part of the BioLogic-HT System, currently being tested by IDT, Inc., in conjunction with HemoCleanse, Inc., for whole-body extracorporeal hyperthermia treatment of cancer and HIV/AIDS.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/  Fred E. Cooper
                                            Fred E. Cooper, CEO

DATED:  July 23, 1997


                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


 510(K) SUBMITTED TO FDA ON PRODUCT TO BE MARKETED BY BIOCONTROL
                         SUBSIDIARY, IDT

     Pittsburgh, PA - July 23, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that a 510(k) Notification has been submitted to the Food and Drug Administration (FDA) by HemoCleanse, Inc., which works in conjunction with BICO subsidiary, IDT, Inc. The 510(k) requests market clearance for the ThermoChem HT System (ThermoChem) for use in Intraperitoneal Hyperthermic Chemotherapy (IPHC).
      HemoCleanse, Inc., of West Lafayette, IN, manufactures the ThermoChem while IDT holds exclusive worldwide marketing rights to the ThermoChem and related disposables.
     The ThermoChem HT System was formerly known as the BioLogic-HTA, a part of the BioLogic-HT System, currently being tested by IDT, Inc., in conjunction with HemoCleanse, Inc., for whole-body extracorporeal hyperthermia treatment of cancer and HIV/AIDS. The product name was changed to provide clear product identification in the intended market.
      The ThermoChem HT System heats and/or cools fluids, such as chemotherapy agents in solution, and recirculates these fluids into the peritoneal (abdominal) cavity, thus providing a hyperthermic condition for combined cancer therapy.
      ThermoChem and related disposables are intended to be used in a hospital operating room and in ambulatory settings for patients with gastrointestinal and other cancers within the peritoneal cavity.
           Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. IDT, Inc., a wholly-owned subsidiary of Biocontrol also located in Pittsburgh, PA, holds exclusive worldwide marketing rights to the ThermoChem HT System, which is manufactured by HemoCleanse